SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No.  )
                                                                       ----
                          Filed by the Registrant                     / X /
                                                                      ----
                                                                       ----
                Filed by a Party other than the Registrant            /   /
                                                                      ----
CHECK THE APPROPRIATE BOX:
 ----
/   /    Preliminary Proxy Statement
- ----
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/   /    Preliminary Additional Materials
- ----
 ----
/ X /    Definitive Proxy Statement
- ----
 ----
/   /    Definitive Additional Materials
- ----
 ----
/   /    Soliciting Material Pursuant to Sec. 240.14a-11(e) or
- ----     Sec. 240.14a-12

               PUTNAM HIGH INCOME CONVERTIBLE AND BOND FUND
                  PUTNAM MASTER INTERMEDIATE INCOME TRUST
                        PUTNAM PREMIER INCOME TRUST
             (Name of Registrant as Specified In Its Charter)
                (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
 ----
/ x /    $125 per Exchange Act Rules 0-11(c)(1)(ii),
- ----           14a-6(i)(1), or 14a-6(i)(2).
 ----
/   /    $500 per each party to the controversy pursuant
- ----          to Exchange Act Rule 14a-6(i)(3).
 ----
/   /    Fee computed on table below per Exchange Act Rules
- ----          14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which
              transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
              0-11:

         (4)  Proposed maximum aggregate value of transaction:

 ----
/   /    Check box if any part of the fee is offset as provided
- ----          by Exchange Act Rule 0-11(a)(2) and identify the filing
         for which the offsetting fee was paid previously.
         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

                       (4)  Date Filed:
IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
PUTNAM HIGH INCOME CONVERTIBLE AND BOND FUND
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM PREMIER INCOME TRUST

THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR FUND. IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, WE'LL VOTE IT IN ACCORDANCE WITH THE TRUSTEES' RECOMMENDATIONS ON PAGE 3.

WHILE INVESTORS SOMETIMES FIND A PROXY STATEMENT INTIMIDATING, WE ARE, IN FACT, ASKING FOR YOUR VOTE ON JUST A FEW MATTERS. SO WE URGE YOU TO SPEND A FEW MINUTES WITH THE PROXY STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. WHEN SHAREHOLDERS DON'T RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH CAN COST YOUR FUND MONEY.

WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR
COMMENTS.  PLEASE TAKE A FEW MOMENTS WITH THESE MATERIALS AND
RETURN YOUR PROXY TO US.

                        (PUTNAM LOGO APPEARS HERE)
                          BOSTON * LONDON * TOKYO

TABLE OF CONTENTS

A Message from the Chairman. . . . . . . . . . . . . . . . . . . . . . . .1

Notice of Shareholder Meeting. . . . . . . . . . . . . . . . . . . . . . .2

Trustees' Recommendations. . . . . . . . . . . . . . . . . . . . . . . . .3


PROXY CARD ENCLOSED























If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.

A MESSAGE FROM THE CHAIRMAN

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy. We are asking for your vote on these matters:

1.  ELECTING TRUSTEES TO OVERSEE YOUR FUND; AND

2.  RATIFYING THE SELECTION BY THE TRUSTEES OF THE INDEPENDENT
    AUDITORS OF YOUR FUND FOR ITS CURRENT FISCAL YEAR.

Although we would like very much to have each shareholder attend their fund's meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't.
When shareholders don't return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If you have questions about the proposals, call 1-800-225-1581.

                             Sincerely yours,

                             (signature of George Putnam)
                             George Putnam, Chairman

PUTNAM HIGH INCOME CONVERTIBLE AND BOND FUND
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM PREMIER INCOME TRUST
NOTICE OF A MEETING OF SHAREHOLDERS


THIS IS THE FORMAL AGENDA FOR YOUR FUND'S SHAREHOLDER MEETING.
IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE
OF THE MEETING, IF YOU CAN ATTEND IN PERSON.

To the Shareholders of Putnam High Income Convertible and Bond
Fund, Putnam Master Intermediate Income Trust, and Putnam Premier
Income Trust:

A Meeting of Shareholders of your fund will be held on July 13, 1995 at 2:00 p.m., Boston time, on the eighth floor of One Post
Office Square, Boston, Massachusetts, to consider the following:

1.   ELECTING TRUSTEES. SEE PAGE 4.

2.   RATIFYING THE SELECTION OF AUDITORS FOR YOUR FUND FOR THE
     CURRENT FISCAL YEAR.  SEE PAGE 20.

3.   TRANSACTING OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
     MEETING.


By the Trustees

George Putnam, Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                   Donald S. Perkins
Hans H. Estin                       George Putnam, III
John A. Hill                        Eli Shapiro
Elizabeth T. Kennan                 A.J.C. Smith
Lawrence J. Lasser                  W. Nicholas Thorndike
Robert E. Patterson

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT
THE MEETING.

April 28, 1995

PROXY STATEMENT

THIS DOCUMENT WILL GIVE YOU THE INFORMATION YOU NEED TO VOTE ON THE MATTERS LISTED ON THE PREVIOUS PAGE. MUCH OF THE INFORMATION IN THE PROXY STATEMENT IS REQUIRED UNDER RULES OF THE SECURITIES AND EXCHANGE COMMISSION (SEC); SOME OF IT IS TECHNICAL. IF THERE IS ANYTHING YOU DON'T UNDERSTAND, PLEASE CONTACT US AT OUR SPECIAL TOLL-FREE NUMBER, 1-800-225-1581, OR CALL YOUR FINANCIAL ADVISER.

WHO IS ASKING FOR MY VOTE?

THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF PUTNAM HIGH INCOME CONVERTIBLE AND BOND FUND, PUTNAM MASTER INTERMEDIATE INCOME TRUST, AND PUTNAM PREMIER INCOME TRUST for use at the Meeting of Shareholders of each fund to be held on July 13, 1995, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous page).

HOW DO YOUR FUND'S TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE ON
THESE PROPOSALS?

The Trustees recommend that you vote

1.   FOR THE ELECTION OF ALL NOMINEES; AND

2.   FOR SELECTING THE INDEPENDENT AUDITORS FOR YOUR FUND AS
     INDICATED BELOW:

     PRICE WATERHOUSE LLP          PUTNAM HIGH INCOME CONVERTIBLE
                                   AND BOND FUND
                                   PUTNAM PREMIER INCOME TRUST

     COOPERS & LYBRAND L.L.P.      PUTNAM MASTER INTERMEDIATE
                                   INCOME TRUST
 WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on April 21, 1995, are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Meeting, the proxy, and the Proxy Statement have been mailed to shareholders of record on or about April 28, 1995.

Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion.

THE PROPOSALS


I.   ELECTION OF TRUSTEES

WHO ARE THE NOMINEES FOR TRUSTEES?

The nominees for election as Trustees of your fund are described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds, except for Dr. Shapiro who does not currently serve as a Trustee of Putnam Money Market Fund.

All nominees have been recommended by the nominating committee of the Trustees, which consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of each fund or of Putnam Investment Management, Inc., each fund's investment manager ("Putnam Management").

NOMINEES FOR TRUSTEES

JAMESON ADKINS BAXTER
[INSERT PICTURE]

Ms. Baxter, age 51, is the President of Baxter Associates, Inc., a management and financial consulting firm which she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, a Fortune 500 printing company, Avondale Federal Savings Bank, a savings and loan company, and ASHTA Chemicals, Inc., a basic chemicals producer. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and a Member of the Board of Governors of Good Shepherd Hospital. She is also active in various professional and civic organizations, including the Financial Women's Association of New York. Ms. Baxter is a graduate of Mount Holyoke College.


HANS H. ESTIN
[INSERT PICTURE]

Mr. Estin, age 66, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Director of The Boston Company, Inc., a registered investment adviser which provides administrative and investment management services to mutual funds and other institutional investors, and Boston Safe Deposit and Trust Company; a Corporation Member of Massachusetts General Hospital; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.


JOHN A. HILL
[INSERT PICTURE]

Mr. Hill, age 53, is the Chairman and Managing Director of First
Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate
Director of the Office of Management and Budget and Deputy
Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, Maverick Tube Corporation, a manufacturer of structural steel, pipe and well casings, PetroCorp Incorporated, an exploration and production company, Enterra Corporation, an oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve Funds. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.


ELIZABETH T. KENNAN
[INSERT PICTURE]

Ms. Kennan, age 57, has been the President of Mount Holyoke
College since 1978. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history and published numerous articles.

Ms. Kennan currently also serves as a Director of NYNEX Corporation, a telecommunications company, Northeast Utilities, the Kentucky Home Life Insurance Companies, and Talbots, a women's clothing retailer. She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations, including the Committee on Economic Development and the Council on Foreign Relations. Ms. Kennan is a graduate of Mount Holyoke College, the University of Washington and St. Hilda College at Oxford University and holds several honorary doctorates.


LAWRENCE J. LASSER*
[INSERT PICTURE]

Mr. Lasser, age 52, is the Vice President of your fund and the other Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments, Inc. and Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and INROADS/Central New England, Inc., a job market internship program for minority high school and college students. He is a Member of the Board of Overseers of the Museum of Science, the Museum of Fine Arts and the Isabella Stewart Gardner Museum in Boston. He is also a Trustee of the Beth Israel Hospital and Buckingham, Browne and Nichols School. Mr. Lasser is a graduate of Antioch College and Harvard Business School.

ROBERT E. PATTERSON
[INSERT PICTURE]

Mr. Patterson, age 50, is the Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment adviser which manages real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
Diabetes Center and as a Director of Brandywine Trust Company.
Mr. Patterson is a graduate of Harvard College and Harvard Law
School.

DONALD S. PERKINS*
[INSERT PICTURE]

Mr. Perkins, age 67, is the retired Chairman of the Board of Jewel Companies, Inc., a diversified retailer, where among other roles he served as President, Chief Executive Officer and Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations, including American Telephone & Telegraph Company, AON Corp., an insurance company, Cummins Engine Company, Inc., an engine and power generator equipment manufacturer and assembler, Illinova and Illinois Power Co., Inland Steel Industries, Inc., Kmart Corporation, a major department store company where he also serves as Chairman of the Board, LaSalle Street Fund, Inc., a real estate investment trust, and Time Warner, Inc., the nation's
largest media conglomerate.   He previously served as a director
of several other major public corporations, including Corning Glass Works, Eastman Kodak Company and Firestone Tire & Rubber Company.

Mr. Perkins currently also serves as a Trustee and Vice Chairman of Northwestern University and as a Trustee of the Hospital Research and Education Trust. He is currently active in various civic and business associations, including the Business Council and the Civic Committee of the Commercial Club of Chicago, of which he is the founding Chairman. Mr. Perkins is a graduate of Yale University and Harvard Business School and holds an honorary Doctorate from Loyola University of Chicago.


WILLIAM F. POUNDS
[INSERT PICTURE]

Dr. Pounds, age 66, is the Vice Chairman of your fund and of the other Putnam funds. He has been a Professor of Management at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology since 1961 and served as Dean of that School from 1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past Chairman of Rockefeller & Co., Inc. a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust Company.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., M/A-COM, Inc., EG&G, Inc., Perseptive Biosystems, Inc., Management Sciences For Health, Inc. and Sun Company, Inc. He is also a Trustee of the Museum of Fine Arts in Boston; an Overseer of WGBH Educational Foundation, and a Member of The American Academy of Arts and Sciences. He previously served as a director of Fisher-Price, Inc., a major toy manufacturer and General Mills, Inc., a major manufacturer and distributor of food products. Dr. Pounds is a graduate of Carnegie Mellon University.

GEORGE PUTNAM*
[INSERT PICTURE]

Mr. Putnam, age 68, is the Chairman and President of your fund and of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. and a director of Marsh & McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of The Boston Company, Inc., Boston Safe Deposit and Trust Company, Freeport-McMoRan, Inc., a mining and natural resources company, General Mills, Inc., a major manufacturer of food products, Houghton Mifflin Company, a major publishing company, and Rockefeller Group, Inc., a real estate manager. He is also a Trustee of Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation and the Museum of Fine Arts in Boston; an Overseer of Northeastern University; and a Member of The American Academy of Arts and Sciences. Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.


GEORGE PUTNAM, III*
[INSERT PICTURE]

Mr. Putnam, age 43, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhodes.

Mr. Putnam currently also serves as a Director of The World Environment Center and the Massachusetts Audubon Society. He is also a Trustee of the Sea Education Association and St. Mark's School and an Overseer of the New England Medical Center. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.

ELI SHAPIRO
[INSERT PICTURE]

Dr. Shapiro, age 78, is the Alfred P. Sloan Professor of Management, Emeritus at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology, having served on the faculty of the Sloan School for eighteen years. He previously was also on the faculty of Harvard Business School, The University of Chicago School of Business and Brooklyn College. During his academic career, Dr. Shapiro authored numerous publications concerning finance and related topics. He previously served as the President and Chief Executive of the National Bureau of Economic Research and also provided economic and financial consulting services to various clients.

Dr. Shapiro currently serves as a Director of Nomura Dividend Income Fund, Inc., a privately-held registered investment company managed by Putnam Management. He is also a past Director of many companies, including Reece Corporation, a sewing machine manufacturer, Commonwealth Mortgage, Dexter Corporation, a manufacturer of plastics and related products, Avis Corporation, a car rental company, Connecticut Bank and Trust Company, Connecticut National Gas Corporation, the Federal Home Loan Bank of Boston, where he served as Chairman from 1977 to 1989, Travelers' Corporation, an insurance company, and Norlin Corporation, a musical instrument manufacturer; and a past Trustee of Mount Holyoke College and the Putnam funds (from 1984 to 1990).

Dr. Shapiro is a Fellow of The American Academy of Arts and Sciences and is active in various professional and civic associations, including the American Economic Association, the American Finance Association and the Council on Foreign Relations. Dr. Shapiro is a graduate of Brooklyn College and Columbia University.

A.J.C. SMITH*
[INSERT PICTURE]

Mr. Smith, age 60, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central Park Conservancy, The American Institute for Chartered Property Underwriters, and is a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries in Public Practice, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.

W. NICHOLAS THORNDIKE**
[INSERT PICTURE]

Mr. Thorndike, age 62, serves as a Director of various corporations and charitable organizations, including Data General Corporation, a computer and high technology company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher, and Courier Corporation, a book binding and printing company. He is also a Trustee of Eastern Utilities Associates, Massachusetts General Hospital, where he previously served as chairman, and Northeastern University.

Prior to December 1988, he was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser which managed mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

_____________

* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of each fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of each fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of each fund, Putnam Management, and Putnam Mutual Funds. Mr. Perkins may be deemed to be an "interested person" of your fund because of his service as a Director of certain publicly-held companies which include registered broker-dealer firms among their subsidiaries. Neither your fund nor any of the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the retail sale of shares of certain Putnam funds in the ordinary course of their business. The balance of the nominees are not "interested persons."

** In February 1994 Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers. Except for Dr. Shapiro, all the nominees were elected by the shareholders of Putnam High Income Convertible and Bond Fund, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust in October, 1994, July, 1994, and September, 1994, respectively.
Dr. Shapiro was elected by the other Trustees in April, 1995. As indicated above, Dr. Shapiro also previously served as a Trustee of the Putnam funds from 1984 to 1990. The 13 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected Trustees of that fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may vote to fix the number of Trustees at less than 13 for each fund.

WHAT ARE THE TRUSTEES' RESPONSIBILITIES?

Each fund's Trustees are responsible for the general oversight of each fund's business and for assuring that each fund is managed in the best interests of its shareholders. The Trustees periodically review each fund's investment performance as well as the quality of other services provided to each fund and its shareholders by Putnam Management and its affiliates, including administration, custody, distribution and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of each fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by each fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

DO THE TRUSTEES HAVE A STAKE IN YOUR FUND?

The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 80 Putnam funds based on their own investment needs. The Trustees' aggregate investments in the Putnam funds total over $36 million. The table below lists each Trustee's current investments in each fund and in the Putnam funds as a group.

  NUMBER OF SHARES NUMBER OF OWNED OF PUTNAM  OWNED OF PUTNAM  SHARES OWNED
 YEAR FIRST HIGH INCOME  MASTER INTERMEDIATE OF PUTNAM       NUMBER OF SHARES
 ELECTED AS  CONVERTIBLE AND  INCOME TRUST   PREMIER           OWNED OF ALL
      TRUSTEE OF THE BOND FUND AS OF  AS OF   INCOME TRUST       PUTNAM FUNDS
TRUSTEES PUTNAM FUNDS  3/15/95*   3/15/95*  AS OF 3/15/95*     AS OF 3/15/95**
- -----------------------------------------------------------------------------

Jameson Adkins Baxter    1994      100         100        100    12,495
Hans H. Estin            1972      590         563        579    27,430
John A. Hill             1985    2,100         100        100    91,927
Elizabeth T. Kennan      1992      100+        100+       100+   14,952
Lawrence J. Lasser       1992      100         100        100    146,759
Robert E. Patterson      1984      616         300        500     58,902
Donald S. Perkins        1982    3,609       3,462      3,398    341,840
William F. Pounds        1971      500         500        500    385,487
George Putnam            1957    1,000       1,957      2,037  1,309,251
George Putnam, III       1984      500         500        500     67,501
Eli Shapiro              1995++    ---         ---        ---     82,119
A.J.C. Smith             1986      200         200        200     31,814
W. Nicholas Thorndike    1992      133         131        132     66,420
- ------------------------------------------------------------------------------

* As of March 15, 1995, the Trustees and officers of Putnam High Income Convertible and Bond Fund, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust owned a total of 9,548, 8,013, and 8,246 shares, respectively, of the funds, each comprising less than 1% of the outstanding shares of such fund on that date. With respect to all of these shares, the Trustees and officers individually have sole investment power and sole voting power.

**   These holdings do not include shares of Putnam money market funds.

+ In addition, Mrs. Kennan is the custodian for her son who owns 104 shares of the fund.

++ Dr. Shapiro previously served as a Trustee of the Putnam funds from 1984 to 1990.

WHAT ARE SOME OF THE WAYS IN WHICH THE TRUSTEES REPRESENT
SHAREHOLDER INTERESTS?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

          by carefully reviewing each fund's investment performance on an individual basis with each fund's managers;


          by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;


          by discussing with senior management of Putnam
          Management steps being taken to address any performance deficiencies;


          by reviewing the fees paid to Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;


          by monitoring potential conflicts between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders;


          by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.



HOW OFTEN DO THE TRUSTEES MEET?

The Trustees meet each month (except August) over a two-day period to review the operations of each fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These include: the Contract Committee, which reviews all contractual arrangements with Putnam Management and its affiliates; the Communication and Services Committee, which reviews the quality of services provided by each fund's investor servicing agent, custodian and distributor; the Pricing, Brokerage and Special Investments Committee, which reviews matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Compensation, Administration and Legal Affairs Committee, which reviews compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel; and the Nominating Committee, which is responsible for selecting nominees for election as Trustees.

Each Trustee generally attends at least two formal committee meetings during such monthly meeting of the Trustees. During 1994, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. This ensures that each fund's
performance is reviewed in detail at least twice a year.   The
Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

Each fund pays each Trustee a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The fees paid to each Trustee by your fund and by all of the Putnam funds are shown below:

                 COMPENSATION TABLE


             AGGREGATE     AGGREGATE         AGGREGATE
             COMPENSATION  COMPENSATION      COMPENSATION
             FROM PUTNAM   FROM              FROM PUTNAM  RETIREMENT  TOTAL
   HIGH INCOME   PUTNAM MASTER     PREMIER    BENEFITS ACCRUED  COMPENSATION
 CONVERTIBLE AND INTERMEDIATE    INCOME      AS PART OF EACH       FROM ALL
TRUSTEES BOND FUND*  INCOME TRUST*  TRUST*   FUND'S EXPENSES  PUTNAM FUNDS**
- --------     ------------- --------------    ------------------------------
Ms. Baxter         595+       801+           1,727+     $0          $135,850
Mr. Estin        1,063      1,166            2,802       0          $141,850
Mr. Hill         1,090      1,183            2,876       0          $143,850
Ms. Kennan       1,073      1,166            2,829       0          $141,850
Mr. Lasser       1,063      1,166            2,802       0          $141,850
Mr. Patterson    1,090      1,190            2,876       0          $144,850
Mr. Perkins      1,052      1,152            2,772       0          $139,850
Dr. Pounds       1,090      1,183            2,875       0          $143,850
Mr. G. Putnam    1,063      1,166            2,802       0          $141,850
Mr. G. Putnam III1,063      1,166            2,802       0          $141,850
Dr. Shapiro++    N/A        N/A              N/A         0          N/A
Mr. Smith        1,041      1,137            2,742       0          $137,850
Mr. Thorndike    1,090      1,190            2,876       0          $144,850
- ------------------------------------------------------------------------------


* Reflects amounts paid by the fund for its last fiscal year. Includes an annual retainer and an attendance fee for each meeting attended.

** Reflects total payments received from all Putnam funds in the most recent calendar year. At present, there are 86 funds in the Putnam family.

+    Elected to Board in January, 1994.

++   Elected to Board in April, 1995.  For the calendar year ended
     December 31, 1994, Dr. Shapiro received $38,577 in retirement benefits from the Putnam funds in respect of his prior service as a Trustee, which benefits terminated at the end of that year.

Each fund's Trustees have approved Retirement Guidelines for Trustees of the Putnam funds. These guidelines provide generally that a Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a retirement benefit from each Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, unless otherwise determined by the Trustees, will be an annual cash benefit payable for life equal to one-half of the Trustee retainer fees paid by the fund at the time of retirement. Several retired Trustees are currently receiving benefits pursuant to the Guidelines and it is anticipated that the current Trustees of each fund will receive similar benefits upon their retirement. A Trustee who retired in the most recent calendar year and was eligible to receive benefits under these Guidelines would have received an annual benefit of $60,425, based upon the aggregate retainer fees paid by the Putnam funds for such year. The Trustees of each fund reserve the right to amend or terminate such guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

For additional information about your fund, including further information about its Trustees and officers, please see "Further information about the funds," on page 23.

PUTNAM INVESTMENTS

Putnam Investment Management, Inc. and its affiliate, Putnam Fiduciary Trust Company, each fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc., and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting, and investment management businesses.

2.  SELECTION OF INDEPENDENT AUDITORS

COOPERS & LYBRAND L.L.P., One Post Office Square, Boston, Massachusetts, independent accountants, has been selected by the Trustees as auditors of PUTNAM MASTER INTERMEDIATE INCOME TRUST for its current fiscal year. PRICE WATERHOUSE LLP, 160 Federal Street, Boston, Massachusetts, independent accountants, has been selected by the Trustees as auditors of PUTNAM HIGH INCOME CONVERTIBLE AND BOND FUND and PUTNAM PREMIER INCOME TRUST for their current fiscal years. Among the country's preeminent accounting firms, these firms together also serve as the auditors for all of the other funds in the Putnam family. Each was selected primarily on the basis of its expertise as auditors of investment companies, the quality of their audit services, and the competitiveness of the fees charged for these services.

A majority of the votes on the matter is necessary to ratify the selection of auditors. A representative of each firm is expected to be present at the meeting to make statements and to respond to appropriate questions.

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

QUORUM AND METHODS OF TABULATION. The shareholders of each fund vote separately on the proposals presented for their fund. In the case of Putnam High Income Convertible and Bond Fund and Putnam Premier Income Trust, a majority of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting. In the case of Putnam Premier Income Trust, thirty percent of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by each fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

OTHER BUSINESS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

SIMULTANEOUS MEETINGS. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, Trustees of each fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Mutual Funds may solicit proxies in person or by telephone. Each fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Each fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. No fund is aware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Each fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, each fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Each fund has retained at its expense Tritech Services, Four Corporate Place, Corporate Park 287, Piscataway, New Jersey 08854, to aid in the solicitation instructions for nominee accounts, for a fee not to exceed $3,000 for Putnam High Income Convertible and Bond Fund, $4,200 for Putnam Master Intermediate Income Trust and $5,500 for Putnam Premier Income Trust, plus reasonable out-of-pocket expenses for each fund.

REVOCATION OF PROXIES. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of the funds, by properly executing a later-dated proxy or by attending the meeting and voting in person.

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR THE NEXT ANNUAL MEETING. It is anticipated that each fund's next annual meeting of shareholders will be held in July 1996. Shareholder proposals to be included in your fund's proxy statement for the next annual meeting must be received by your fund before December 31, 1995.

ADJOURNMENT. If sufficient votes in favor of any of the proposals for any fund set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for such fund for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. Such fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

FINANCIAL INFORMATION. EACH FUND WILL FURNISH, WITHOUT CHARGE, TO ANY OF ITS SHAREHOLDERS UPON REQUEST A COPY OF THE FUND'S ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR, AND A COPY OF ITS SEMIANNUAL REPORT FOR ANY SUBSEQUENT SEMIANNUAL PERIOD. SUCH REQUESTS MAY BE DIRECTED TO PUTNAM INVESTOR SERVICES, P.O. BOX 41203, PROVIDENCE, RI 02940-1203, OR 1-800-225-1581.

FURTHER INFORMATION ABOUT THE FUNDS

LIMITATION OF TRUSTEE LIABILITY. The Agreement and Declaration of Trust of each fund provides that each fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with each fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of such fund or that such indemnification would relieve any officer or Trustee of any liability to such fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Each fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

AUDIT AND NOMINATING COMMITTEES. The voting members of the Audit Committee of each fund include only Trustees who are not "interested persons" of each fund by reason of any affiliation with Putnam Investments and its affiliates. The Audit Committee currently consists of Messrs. Estin (Chairman), Perkins, Putnam, III (without vote), Smith (without vote), and Mrs. Kennan. The Nominating Committee consists only of Trustees who are not "interested persons" of each fund or Putnam Management. The Nominating Committee currently consists of Dr. Pounds and Mrs. Kennan (Co-chairpersons), Mrs. Baxter, and Messrs. Estin, Hill, Patterson, and Thorndike.

OFFICERS AND OTHER INFORMATION.  In addition to George Putnam and
Lawrence J. Lasser, the officers of each fund are as follows:


              PUTNAM HIGH INCOME CONVERTIBLE AND BOND FUND

                                                            YEAR FIRST
                                                            ELECTED TO
NAME (AGE)                    OFFICE                        OFFICE
- ----------                    ------                        -----------
Charles E. Porter (56)        Executive Vice President      1989
Patricia C. Flaherty (48)     Senior Vice President         1993
Gordon H. Silver (47)         Vice President                1990
Peter Carman (53)             Vice President                1994
Brett C. Browchuk (32)        Vice President                1994
Thomas V. Reilly (48)         Vice President                1993
Edward H. D'Alelio (42)       Vice President                1988
Charles G. Pohl* (34)         Vice President                1993
Jennifer E. Leichter* (34)    Vice President                1993
William N. Shiebler** (53)    Vice President                1991
John R. Verani (55)           Vice President                1990
Paul M. O'Neil (41)           Vice President                1992
John D. Hughes (60)           Vice President & Treasurer    1987
Beverly Marcus (50)           Clerk                         1987
- ------------------------------------------------------------------------------
*  One of the fund's portfolio managers
** President of Putnam Mutual Funds

                              PUTNAM MASTER INTERMEDIATE INCOME TRUST

                                                            YEAR FIRST
                                                            ELECTED TO
NAME (AGE)                    OFFICE                        OFFICE
- ----------                    ------                        -----------
Charles E. Porter (56)        Executive Vice President      1989
Patricia C. Flaherty (48)     Senior Vice President         1993
Gordon H. Silver (47)         Vice President                1990
Gary N. Coburn (48)           Vice President                1988
Jennifer E. Leichter* (34)    Vice President                1990
Andrew J. Dudley* (30)        Vice President                1994
Neil J. Powers* (33)          Vice President                1994
D. William Kohli* (34)        Vice President                1994
F. Mark Turner* (42)          Vice President                1992
Edward H. D'Alelio (42)       Vice President                1988
William N. Shiebler** (53)    Vice President                1991
John R. Verani (55)           Vice President                1990
Paul M. O'Neil (41)           Vice President                1992
John D. Hughes (60)           Vice President & Treasurer    1988
Beverly Marcus (50)           Clerk                         1988
- -------------------------------------------------------------------------------
*  One of the fund's portfolio managers
** President of Putnam Mutual Funds

                                    PUTNAM PREMIER INCOME TRUST

                                                            YEAR FIRST
                                                            ELECTED TO
NAME (AGE)                    OFFICE                        OFFICE
- ----------                    ------                        -----------
Charles E. Porter (56)        Executive Vice President      1989
Patricia C. Flaherty (48)     Senior Vice President         1993
Gordon H. Silver (47)         Vice President                1990
Gary N. Coburn (48)           Vice President                1988
Rosemary H. Thomsen* (34)     Vice President                1992
Neil J. Powers* (33)          Vice President                1994
Michael Martino (42)          Vice President                1994
D. William Kohli* (34)        Vice President                1994
F. Mark Turner* (42)          Vice President                1992
Edward H. D'Alelio (42)       Vice President                1988
William N. Shiebler** (53)    Vice President                1991
John R. Verani (55)           Vice President                1990
Paul M. O'Neil (41)           Vice President                1992
John D. Hughes (60)           Vice President & Treasurer    1988
Beverly Marcus (50)           Clerk                         1988
- --------------------------------------------------------------------------------
*  One of the fund's portfolio managers
** President of Putnam Mutual Funds

All of the officers of each fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Management, Messrs. Putnam, George Putnam, III, Lasser and Smith (nominees for Trustees of each fund), as well as the officers of each fund, will benefit from the management fees, custodian fees, and investor servicing fees paid or allowed by each fund.

     ASSETS AND SHARES OUTSTANDING OF EACH FUND
     AS OF MARCH 31, 1995

Net assets
    Putnam High Income Convertible
    and Bond Fund                         $117,863,522
    Putnam Master Intermediate
    Income Trust                          $314,233,755
    Putnam Premier Income Trust         $1,142,493,868


Common shares outstanding and authorized to vote
    Putnam High Income Convertible
    and Bond Fund                          13,109,094 shares
    Putnam Master Intermediate
    Income Trust                           39,005,338 shares
    Putnam Premier Income Trust           140,709,960 shares

Persons beneficially owning more than 5% of common shares
    Putnam High Income Convertible and Bond Fund        NONE
    Putnam Master Intermediate Income Trust             NONE
    Putnam Premier Income Trust                         NONE

PUTNAMINVESTMENTS
THE PUTNAM FUNDS

One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581

PUTNAMINVESTMENTS

THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

Please fold at perforation before detaching
- --------------------------------------------------------------------

Proxy for a meeting of shareholders, July 13, 1995, for PUTNAM HIGH INCOME CONVERTIBLE AND BOND FUND.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam High Income Convertible and Bond Fund on July 13, 1995, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                 PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

- --------------------------------------------------------------------
Shareholder sign here                                   Date

- --------------------------------------------------------------------
Co-owner sign here                                      Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- --------------------------------------------------------------------

City                                         State           Zip
- --------------------------------------------------------------------

Telephone
- --------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

- --------------------------------------------------------------------

- --------------------------------------------------------------------

- --------------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- --------------------------------------------------------------------
 Please fold at perforation before detaching

IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU
TELL US.  IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR
ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2.
THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE PROPOSAL LISTED BELOW:

Please mark your choices / X / in blue or black ink.

1.  Proposal to elect Trustees
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, E.T. Kennan, L.J. Lasser, R.E. Patterson, D.S. Perkins,
    W.F. Pounds, G. Putnam, G. Putnam, III, E. Shapiro, A.J.C.
    Smith, W.N. Thorndike.

/  /  FOR electing all the nominees
    (EXCEPT AS MARKED TO THE CONTRARY BELOW.)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, WRITE THOSE NOMINEES' NAMES BELOW:

    -------------------------------------------------------------

/  /  WITHHOLD authority to vote for all nominees

2.  PROPOSAL TO RATIFY           FOR      AGAINST    ABSTAIN
    THE SELECTION OF             /  /     /  /     /  /
    PRICE WATERHOUSE LLP
    AS AUDITORS.

NOTE: If you have questions on any of the proposals, please call
    1-800-225-1581.



PUTNAMINVESTMENTS

THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

Please fold at perforation before detaching
- --------------------------------------------------------------------

Proxy for a meeting of shareholders, July 13, 1995, for PUTNAM
MASTER INTERMEDIATE INCOME TRUST.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Master Intermediate Income Trust on July 13, 1995, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

      PLEASE BE SURE TO SIGN AND DATE
      THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

- --------------------------------------------------------------------
Shareholder sign here                              Date

- --------------------------------------------------------------------
Co-owner sign here                                 Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- --------------------------------------------------------------------

City                             State           Zip
- --------------------------------------------------------------------

Telephone
- --------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

- --------------------------------------------------------------------

- --------------------------------------------------------------------

- --------------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- --------------------------------------------------------------------
 Please fold at perforation before detaching

IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU
TELL US.  IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR
ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2.
THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE PROPOSAL LISTED BELOW:

Please mark your choices / X / in blue or black ink.

1.  Proposal to elect Trustees
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, E.T. Kennan, L.J. Lasser, R.E. Patterson, D.S. Perkins,
    W.F. Pounds, G. Putnam, G. Putnam, III, E. Shapiro, A.J.C.
    Smith, W.N. Thorndike.

/  /  FOR electing all the nominees
    (EXCEPT AS MARKED TO THE CONTRARY BELOW.)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, WRITE THOSE NOMINEES' NAMES BELOW:

    -------------------------------------------------------------


/  /  WITHHOLD authority to vote for all nominees

2.  PROPOSAL TO RATIFY           FOR      AGAINST    ABSTAIN
    THE SELECTION OF             /  /     /  /     /  /
    COOPERS & LYBRAND L.L.P.
    AS AUDITORS.

NOTE: If you have questions on any of the proposals, please call
    1-800-225-1581.


PUTNAMINVESTMENTS

THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

Please fold at perforation before detaching
- --------------------------------------------------------------------

Proxy for a meeting of shareholders, July 13, 1995, for PUTNAM
PREMIER INCOME TRUST.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Premier Income Trust on July 13, 1995, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

      PLEASE BE SURE TO SIGN AND DATE
      THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

- --------------------------------------------------------------------
Shareholder sign here                              Date

- --------------------------------------------------------------------
Co-owner sign here                                 Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
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City                             State           Zip
- --------------------------------------------------------------------

Telephone
- --------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

- --------------------------------------------------------------------

- --------------------------------------------------------------------

- --------------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- --------------------------------------------------------------------
 Please fold at perforation before detaching

IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU
TELL US.  IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR
ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2.
THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE PROPOSAL LISTED BELOW:

Please mark your choices / X / in blue or black ink.

1.  Proposal to elect Trustees
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, E.T. Kennan, L.J. Lasser, R.E. Patterson, D.S. Perkins,
    W.F. Pounds, G. Putnam, G. Putnam, III, E. Shapiro, A.J.C.
    Smith, W.N. Thorndike.

/  /  FOR electing all the nominees
    (EXCEPT AS MARKED TO THE CONTRARY BELOW.)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, WRITE THOSE NOMINEES' NAMES BELOW:

    -------------------------------------------------------------

/  /  WITHHOLD authority to vote for all nominees

2.  PROPOSAL TO RATIFY           FOR      AGAINST    ABSTAIN
    THE SELECTION OF             /  /     /  /     /  /
    PRICE WATERHOUSE LLP
    AS AUDITORS.

NOTE: If you have questions on any of the proposals, please call
    1-800-225-1581.